UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

October 30, 2003
(Date of earliest event reported)

BLACK HILLS CORPORATION

South Dakota                        001-31303                                     46-0458824
(State of Incorporation)   (Commission File No.)   (IRS Employer Identification Number)

625 Ninth Street
P. O. Box 1400
Rapid City, South Dakota 57709
(605) 721-1700

Item 12.	Results of Operations and Financial Condition

On October 30, 2003, the Registrant issued a press release announcing earnings for the third quarter of 2003 of $0.69 per share.

The press release is attached as Exhibit 99 to this Form 8-K. This information is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK HILLS CORPORATION

By: /s/ Mark T. Thies Mark T. Thies Executive Vice President and Chief Financial Officer

Date: October 30, 2003

EXHIBIT INDEX
to

Black Hills Corporation
October 30, 2003 Form 8-K

Exhibit Number Description

99	Press Release dated October 30, 2003.

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